Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2010

CASEYCORP ENTERPRISES, INC.
(Name of Registrant as specified in its charter)

Nevada	333-147979	98-0523910
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

21 West 47th Street
New York NY 10036
 (Address of principal executive offices)
(212) 382-2404
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On or about November 1, 2010, the Registrant’s ESM Refiners, Inc. (“ESM”) subsidiary, entered into an agreement with Inge Bernt Goran Ostlund (the “Seller”) for the purchase by ESM of 6,300 hectares located in the Guaira Department, Oriental Region of Paraguay.  In consideration for the purchase, ESM paid the Seller a total of $325,000 and issuance of such number of shares of ESM common stock as to represent five percent (5%) of the ownership of ESM.  Neither the Registrant nor ESM had any prior relationship with the Seller.

Exhibits

Exhibit	Description
10.1	Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:December 13, 2010

CaseyCorp. Enterprises, Inc.

/s/ Eduard Musheyev
By:	Eduard Musheyev, President